SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________

         Date of Report (Date of earliest event reported): May 16, 2006

                                   ICOA, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Nevada                    0-32513             87-0403239
----------------------------     -------------     -------------------
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)            File Number)     Identification No.)

           111 Airport Road, Warwick, Rhode Island        02889
           ----------------------------------------    ----------
           (Address of principal executive offices)    (Zip code)

                                   (401) 352-2300
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

(b) Departure of Directors or Principal Officers

Effective May 15, 2006, Erwin Vahlsing, Jr. will no longer serve as the principal accounting officer of ICOA, Inc. (the "Company"). Mr. Vahlsing will continue to assist the Company's finance department on a consulting basis, and will continue to serve as a member of the Company's Board of Directors. The Company is continuing its search for a permanent replacement for the principal accounting officer position.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICOA, INC.

Date: May 22, 2006                             By:      /s/ Rick Schiffmann
                                                        -----------------------
                                               Name:    Rick Schiffmann
                                               Its:     Chief Executive Officer